SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2009

Optimal Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada

(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. West, 2 Place Alexis-Nihon, Suite 800

Montreal, Quebec, Canada H3Z 3C1

(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885

(Registrant’s Telephone Number, Including Area Code)

ITEM 7.01 REGULATION FD DISCLOSURE

On March 13, 2009, the Registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 8.01 OTHER EVENTS

The Board of Directors of the Registrant has approved the cancellation of all options outstanding under the Registrant’s stock option plan. Options to acquire an aggregate of 1,531,000 Class “A” shares of the Registrant at $4.21 per share, and 3,646,356 Class “A” shares of the Registrant at $7.10 per share are currently outstanding. The cancellation of any outstanding options and the forfeiture of the option holder’s rights there under are subject to, and will become effective only once the option holder has consented to such cancellation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.	The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release dated March 13, 2009.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2009.

Optimal Group Inc. (Registrant) By: /s/ Holden L. Ostrin Holden L. Ostrin Co-Chairman

Exhibit Index
Exhibit 99	Press Release dated March 13, 2009